SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 10, 2003
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2003-11)
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-109722                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                   63304
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 256-1313

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2003-11. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2003-11 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2003-11 REMIC Pass-Through Certificates.

     On December 23, 2003, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before December 1, 2003) as of December 1, 2003 of $664,973,895.31. The mortgage loans that have a target rate of 5.25%, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before December 1, 2003) as of December 1, 2003 of $155,279,977.23. The mortgage loans that have a target rate of 5.50%, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before December 1, 2003) as of December 1, 2003 of $509,693,918.08. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total numbers of the pool I mortgage loans and the pool II mortgage loans as of December 1, 2003 were 337 and 1,027, respectively. The weighted average interest rates of the pool I mortgage loans and the pool II mortgage loans (before deduction of the servicing fee) as of December 1, 2003 were 5.580% and 6.016%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of December 1, 2003 were 356.75 months and 357.25 months, respectively. All mortgage loans have original maturities of at least 20 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to November 1, 2002 and August 1, 2002, respectively, or after November 1, 2003 and December 1, 2003, respectively. The weighted average original terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of December 1, 2003 were 359.34 months and 359.22 months, respectively.

     None of the pool I mortgage loans and the pool II mortgage loans have a scheduled maturity later than December 1, 2033. Each pool I mortgage loan and pool II mortgage loan had an original principal balance of not less than $54,000 and $15,000, respectively, nor more than $1,600,000 and $1,000,000, respectively. Pool I mortgage loans and pool II mortgage loans having aggregate scheduled principal balances of $2,013,780 and $12,377,414, respectively, as of December 1, 2003, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans or pool II mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans and the pool II mortgage loans as of December 1, 2003 were 62.4% and 65.8%, respectively. No more than $5,659,526 and $5,574,531, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties located in any one zip code. At least 98%(2) and 95%, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-109722).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans or as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

     At least 95% of both the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 5% of both the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 71% and 55%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans and pool II mortgage loans for which additional collateral was pledged, taken as groups:

     1. the numbers of such pool I mortgage loans and pool II mortgage loans are 3 each;

     2. the aggregate scheduled principal balances of such pool I mortgage loans and pool II mortgage loans are $721,226 and $755,310, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, taking into account the loanable value of the pledged additional collateral, are 79.5% and 72.7%, respectively; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 89.3% and 93.2%, respectively.

     Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.250%. Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.250%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I premium loans and the pool I discount loans were $134,304,138 and $20,975,839, respectively. The weighted average interest rates of the pool I premium loans and the pool I discount loans, as of the cut-off date, were 5.624% and 5.302%, respectively. The weighted average remaining terms to stated maturity of the pool I premium loans and the pool I discount loans, as of the cut-off date, were
356.67 months and 357.22 months, respectively.

     Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.500%. All pool II mortgage loans are pool II premium loans. The aggregate scheduled principal balance outstanding as of the cut-off date of the pool II premium loans was $509,693,918. The weighted average interest rate of the pool II premium loans, as of the cut-off date, was 6.016%. The weighted average remaining term to stated maturity of the pool II premium loans, as of the cut-off date, was 357.25 months.

      The following tables set forth information regarding the mortgage loans as of December 1, 2003.


                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                  1                         $    573,147

2003                                336                          154,706,830


Total                               337                         $155,279,977
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                  4                         $  1,586,000

2003                              1,023                          508,107,918


Total                             1,027                         $509,693,918
                                  =====                         ============

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     253                         $121,452,204

Multi-family Dwellings*               6                            2,186,291

Townhouses                            4                            1,641,537

Condominium Units (one to four       12                            4,964,230
stories high)

Condominium Units (over four          5                            2,852,651
stories high)

Cooperative Units                    57                           22,183,065


Total                               337                         $155,279,977
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family and 4-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     864                         $433,921,895

Multi-family Dwellings*              19                           10,992,180

Townhouses                           21                            9,079,935

Condominium Units (one to four       35                           16,194,920
stories high)

Condominium Units (over four          9                            5,002,604
stories high)

Cooperative Units                    79                           34,502,384


Total                             1,027                         $509,693,918
                                  =====                         ============

-----------
*   Multi-family dwellings are 2-family, 3-family and 4-family.

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            331                         $153,093,686

2-family                              5                            1,971,752

4-family                              1                              214,539


Total                               337                         $155,279,977
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                           1008                         $498,701,739

2-family                             15                            8,424,420

3-family                              2                            1,152,703

4-family                              2                            1,415,056


Total                             1,027                         $509,693,918
                                  =====                         ============

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                   24                         $  2,479,273
$150,000 through $199,999             8                            1,375,964
$200,000 through $249,999             5                            1,082,386
$250,000 through $299,999             5                            1,410,535
$300,000 through $349,999            21                            7,141,655
$350,000 through $399,999            71                           26,822,292
$400,000 through $449,999            52                           22,231,390
$450,000 through $499,999            40                           19,008,739
$500,000 through $549,999            29                           15,228,427
$550,000 through $599,999            20                           11,518,292
$600,000 through $649,999            19                           12,045,290
$650,000 through $699,999            18                           12,244,467
$700,000 through $749,999             6                            4,384,616
$750,000 through $799,999             3                            2,351,570
$800,000 through $849,999             1                              808,264
$850,000 through $899,999             1                              874,065
$900,000 through $949,999             4                            3,724,819
$950,000 through $999,999             9                            8,955,336
$1,000,000 and over                   1                            1,592,597


Total                               337                         $155,279,977
                                    ===                         ============


                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                   15                         $  1,413,881
$150,000 through $199,999             6                            1,019,239
$200,000 through $249,999             3                              694,561
$250,000 through $299,999             0                                    0
$300,000 through $349,999            46                           15,734,107
$350,000 through $399,999           245                           92,579,724
$400,000 through $449,999           194                           82,589,843
$450,000 through $499,999           146                           69,896,116
$500,000 through $549,999            85                           44,559,197
$550,000 through $599,999            87                           50,309,747
$600,000 through $649,999            58                           36,797,934
$650,000 through $699,999            57                           38,961,621
$700,000 through $749,999            15                           10,892,273
$750,000 through $799,999            11                            8,539,080
$800,000 through $849,999             9                            7,454,865
$850,000 through $899,999             6                            5,243,744
$900,000 through $949,999             7                            6,501,949
$950,000 through $999,999            37                           36,506,037
$1,000,000 and over                   0                                    0


Total                             1,027                         $509,693,918
                                  =====                         ============

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.000% - 5.500%                     101                         $ 43,551,659

5.501% - 5.750%                     236                          111,728,318


Total                               337                         $155,279,977
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.750% - 6.000%                     635                         $320,208,601

6.001% - 6.500%                     358                          174,253,572

6.501% - 7.000%                      33                           14,845,774

7.001% - 7.250%                       1                              385,971


Total                             1,027                         $509,693,918
                                  =====                         ============

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    154                         $ 75,475,122

65.001% - 75.000%                    95                           42,564,718

75.001% - 80.000%                    82                           35,226,357

80.001% - 85.000%                     3                              788,804

85.001% - 90.000%                     1                              451,839

90.001% - 95.000%                     2                              773,137


Total                               337                         $155,279,977
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    408                         $212,798,122

65.001% - 75.000%                   245                          121,103,070

75.001% - 80.000%                   341                          163,415,311

80.001% - 85.000%                     9                            3,538,503

85.001% - 90.000%                    21                            7,742,556

90.001% - 95.000%                     3                            1,096,356


Total                             1,027                         $509,693,918
                                  =====                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               2                         $  1,196,028
Arizona                               3                            1,272,158
California                           92                           44,233,091
Colorado                              7                            2,807,482
Connecticut                           9                            4,787,231
District of Columbia                  3                            1,297,774
Florida                               4                            1,091,376
Georgia                              12                            5,141,082
Hawaii                                2                            1,164,817
Illinois                              9                            4,847,501
Indiana                               1                              464,833
Kentucky                              1                              210,548
Maryland                              8                            4,085,784
Massachusetts                         7                            3,364,706
Michigan                              1                              525,600
Minnesota                             1                              997,907
Missouri                              3                            1,520,804
Nevada                                4                            1,735,792
New Jersey                           16                            7,303,093
New York                            106                           46,721,537
North Carolina                        5                            2,044,814
Ohio                                  3                            1,183,524
Pennsylvania                          2                            1,072,107
South Carolina                        2                            1,040,435
Tennessee                             1                              412,267
Texas                                 4                            2,507,090
Utah                                  2                              876,100
Virginia                             22                            9,751,267
Washington                            3                            1,235,291
West Virginia                         2                              387,938


Total                               337                         $155,279,977
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               5                         $  2,106,848
Arizona                               4                            1,322,178
Arkansas                              3                            1,232,368
California                          379                          190,899,634
Colorado                             15                            8,787,744
Connecticut                          22                           12,166,530
Delaware                              2                              788,459
District of Columbia                  8                            4,586,125
Florida                              19                            8,977,374
Georgia                              15                            7,416,851
Idaho                                 3                            1,271,705
Illinois                             31                           14,155,818
Kansas                                2                            1,695,852
Louisiana                             1                              375,593
Maine                                 1                              996,958
Maryland                             33                           15,433,158
Massachusetts                        43                           21,780,427
Michigan                              6                            3,302,096
Minnesota                             2                            1,048,047
Mississippi                           3                            1,632,167
Missouri                             14                            6,834,111
Montana                               1                              321,342
Nevada                                7                            3,939,886
New Jersey                           25                           11,884,636
New Mexico                            7                            3,703,646
New York                            247                          119,356,486
North Carolina                       20                           10,157,483
Ohio                                  7                            4,189,891
Oregon                                3                            1,382,604
Pennsylvania                          7                            3,447,638
Rhode Island                          1                              578,259
South Carolina                        6                            3,480,259
Tennessee                             8                            3,748,384
Texas                                20                           10,145,610
Utah                                  2                            1,512,906
Vermont                               2                              729,644
Virginia                             39                           18,261,060
Washington                           10                            4,432,176
Wisconsin                             4                            1,611,965


Total                             1,027                         $509,693,918
                                  =====                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: December 10, 2003